SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 30, 2003

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma
Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Exhibits

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated July 30, 2003 titled “ON Semiconductor Reports Second Quarter 2003 Results.”

Item 9.	Regulation FD Disclosures

On July 30, 2003, the Company announced via a press release its consolidated financial results for the quarter ended July 4, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 12.	Disclosure of Results of Operations and Financial Condition

On July 30, 2003, the Company announced via a press release its consolidated financial results for the quarter ended July 4, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)
Date:	July 30, 2003

		By:	/s/ DONALD A. COLVIN
Donald A. Colvin Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated July 30, 2003 titled “ON Semiconductor Reports Second Quarter 2003 Results.”

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